UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 6, 2014

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 6, 2014, Atmos Energy Corporation (“Atmos Energy”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) by Atmos Energy of $500 million aggregate principal amount of its 4.125% Senior Notes due 2044 (the “Notes”), with a yield to maturity of 4.136% and an effective yield to maturity of 4.086%, after giving effect to the settlement of related interest rate swaps. The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-187606) of Atmos Energy (the “Registration Statement”) and the prospectus supplement dated October 6, 2014, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on October 7, 2014. Legal opinions related to the Registration Statement are also filed herewith as Exhibits 5.1 and 5.2.

Atmos Energy expects to receive net proceeds, after the underwriting discount and estimated offering expenses, of approximately $494 million. The Offering is expected to close on October 15, 2014, subject to customary closing conditions.

The Notes will be issued pursuant to an indenture dated March 26, 2009 (the “Indenture”) between Atmos Energy and U.S. Bank National Association, as trustee (the “Trustee”), to be modified by an Officers’ Certificate setting forth the terms of the Notes (the “Officers’ Certificate”), to be dated October 15, 2014 and delivered to the Trustee pursuant to Section 301 of the Indenture. The Notes will be represented by a global security, a form of which is filed as an exhibit hereto. The form of Officers’ Certificate and the Underwriting Agreement are each also filed as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of October 6, 2014

4.1	Form of Officers’ Certificate, to be dated October 15, 2014

4.2	Form of Global Security for 4.125% Senior Notes due 2044

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Hunton & Williams LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: October 9, 2014	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President, General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement dated as of October 6, 2014

4.1	Form of Officers’ Certificate, to be dated October 15, 2014

4.2	Form of Global Security for 4.125% Senior Notes due 2044

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Hunton & Williams LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2)